REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of August 8, 1996 among INTELECT COMMUNICATIONS SYSTEMS LIMITED, a company organized under the laws of Bermuda (the "Company"), and each of the investors listed on Exhibit A hereto (collectively, the "Investors").


                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Convertible Securities Subscription Agreement dated the date hereof (the "Subscription Agreement"), the Investors acquired a series of Debentures, in an aggregate principal amount of up to $10,000,000 (collectively the "Debentures"), which are convertible into common shares, par value U.S. $.01 per share (the "Common Shares"), of the Company (the shares into which the Debentures are convertible are collectively referred to as the "Shares"); and

         WHEREAS, the Company has agreed to register the Shares; and

         WHEREAS, as used herein, "Registrable Securities" shall mean the Common Shares issuable by the Company upon conversion of the Debentures or in payment of interest pursuant to the terms thereof, which have not been previously sold pursuant to a registration statement or Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act").

         NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties agree as follows:

         1. REGISTRATION UPON CLOSING.

         (a) Subject to the terms and conditions hereof, within fifteen (15) days after the closing of the transactions contemplated by the Subscription Agreement (the "Closing Date"), the Company shall, at the Company's cost and expense (other than the fees and disbursements of counsel for the Investor and the underwriting discounts and brokerage commissions, if any, payable in respect of the Registrable Securities sold by the Investor) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (if the same is available), with respect to an aggregate of 2,582,107 Registrable Securities and will use all reasonable efforts to cause such registration statement to become effective promptly. If Form S-3 is not available to the Company for such registration statement, the Company shall use its best efforts to promptly file the registration statement on an appropriate alternative form.

         (b) Except as set forth below, the Company shall keep effective the registration statement contemplated by this Section 1 and shall from time to time amend or supplement such registration statement, for a period of not less than two (2) years, as extended by any period of time during which the registration statement is not effective pursuant to Section 1(c) below, unless all of the Registrable Securities set forth in such registration statement have theretofore been sold.

         (c) The Company may terminate or suspend the effectiveness of any registration statement to be filed pursuant to Section 1(a) one time for a period of not more than 30 days if the Company shall deliver to the Investor a certificate signed by the President or Chief Financial Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would (i) be seriously detrimental to the Company for such registration statement to be effected or remain effective at such time, (ii) interfere with any proposed or pending material corporate transaction involving the Company or any of its subsidiaries or (iii) result in any premature disclosure thereof.

         2. FUTURE DEMAND REGISTRATION.

         (a) If, at any one time following thirty (30) days after the termination of the effectiveness of the registration statement prepared and filed in accordance with Section 1, the Company receives a written request from an Investor, the Company shall, at the Company's sole cost and expense (other than the fees and disbursements of counsel for such Investor and the underwriting discounts and commissions, if any, payable in respect of the Registrable Securities sold by such Investor), prepare and file with the Commission an additional registration statement sufficient to permit the public offering and sale of the number of shares of Registrable Securities set forth in such request. Following receipt of any such request, the Company shall provide, as promptly as is reasonably practicable, written notice of such request to each other Investor. Each other Investor shall have the right to have included in such registration statement such number of such Investor's Registrable Securities as such Investor specifies in a written notice to the Company delivered to the Company within 5 calendar days after receipt of such notice. If such registration is an underwritten public offering and the managing underwriters advise the Company in writing that in their opinion the inclusion of the number of Registrable Securities and other securities requested to be included in such offering creates a substantial risk that the price per share of Common Stock will be reduced, the Company will include in such registration, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included, which in the opinion of such underwriters can be sold in such offering without creating such a risk, pro rata among the respective holders of Registrable Securities on the basis of the number of Registrable Securities owned by such holders, with further successive pro rata allocations among the holders of Registrable Securities if any such holder of Registrable Securities has requested the registration of less than all such Registrable Securities it is entitled to register. The Company shall file such registration statement on Form S-3 (if the same is available to the Company for such registration statement) within thirty
(30) days of the receipt of the request. If Form S-3 is not available to the Company for such registration statement, the Company shall use its best efforts to promptly file the registration statement on an appropriate alternative form. The Company will use all reasonable efforts to cause such registration statement to become effective promptly. Notwithstanding anything to the contrary set forth above, the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2(a):(1) if such Investor, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000, provided, however, that such exception shall not apply in the event the number of Registrable Securities then held by such Investor exceeds the maximum number of shares of Common Stock which the Investor could sell pursuant to the provisions of Rule 144(e)(1) promulgated under the Securities Act; (2) if the Company shall furnish to the Investor a certificate signed by the President or the Chief Financial Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration to be effected at such time, in which event the Company shall have the right to defer the filing of the registration statement for a period of not more than 30 days after receipt of the request of the Investor; or (3) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

         (b) The Company shall keep effective the registration statement contemplated by this Section 2 and shall from time to time amend or supplement such registration statement, for a period of not less than one hundred eighty
(180) days.

         (c) The Company shall not be obligated to file more than two (2) registration statements under this Agreement.

         (d) The Company shall furnish to the Investors such numbers of copies of a prospectus in conformity with the requirements of the Securities Act, and such other documents as may reasonably be requested in order to facilitate the disposition of the Registrable Shares owned by the Investors.

         3. THE COMPANY COVENANTS.

         (a) The Company's obligations pursuant to Sections 1 and 2 hereof shall continue for three years after the Closing Date or until all Registrable Securities have been sold, whichever event occurs first.

         (b) In the event of a registration pursuant to the provisions of Sections 1 and 2, the Company shall use all reasonable efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Investor may reasonably request; provided, however, that the Company shall not be required to qualify to do business in any state by reason of this Section 3(b) in which it is not otherwise required to qualify to do business.

         (c)  The  Company   shall  notify  the  Investor   promptly  when  such
registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

         (d) The Company shall advise the Investor, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement, or the initiation or threatening of any proceeding for that purpose, and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         (e) The Company shall promptly notify each Investor, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the reasonable request of each Investor prepare and furnish to them such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

         (f) If requested by the underwriter for any underwritten offering of Registrable Securities on behalf of the Investor pursuant to a registration requested under Sections 1 and 2, the Company and each Investor will enter into an underwriting agreement with such underwriter for such offering, which shall be reasonably satisfactory in substance and form to the Company and the Company's counsel, each Investor, and the underwriter, and such agreement shall contain such representations and warranties by the Company and each Investor and such other terms and provisions as are customarily contained in an underwriting agreement with respect to secondary distributions solely by selling stockholders, including, without limitation, indemnities substantially to the effect and to the extent provided in Section 4.

         4. INDEMNIFICATION.

         (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Investors, their respective officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 4, but not be limited to, reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), arising out of, based upon, or in connection with any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented) or any amendment or supplement thereto, relating to the sale of any of the Registrable Securities or (B) in any application or other document or communication (in this Section 4 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, unless (x) such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any of the Investors for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (y) such loss, liability, charge, claim, damage or expense arises out of any Investor's failure to comply with the terms and provisions of this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

         If any action is brought against the Investors or any of their respective officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability other than pursuant to this Section 4(a) unless, the failure to so notify shall prejudice any rights or defenses with respect to such claim) and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) provided that the indemnified party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless:

         (i) the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action; or

         (ii) such indemnified party or parties shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the Company, that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any material respect, and that as a result thereof a conflict of interest would arise absent separate representation of the parties.

In the event of clauses (i) or (ii) above, such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this
Section 4 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto) unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify the Investor of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Registrable Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Registrable Securities.

         (b) Each Investor agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Registrable Securities held by the Investor, each other person, if any, who controls the Company within the meaning of
Section 15 of
the Securities Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to the Investors in Section 4(a) but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented) or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to the Investors by or on behalf of the Investors, for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Investor pursuant to this Section 4(b) the Investors shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 4(a).

         (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 4(a) or 4(b) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company as one entity, and the Investors, included in such registration in the aggregate (including for this purpose any contribution by or on behalf of an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and the Investors in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission shall be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Investors, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Investors agree that it would be unjust and inequitable if the respective obligations of the Company and the Investors for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Investors and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 4(c). In no case shall the Investors be responsible for a portion of the contribution obligation imposed on the Investors in excess of each Investor's pro rata share based on the number of Common Shares owned by each Investor and included in such registration as compared to the total number of Common Shares owned by the Investors and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 4(c) each person, if any, who controls any Investor within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of any Investor or control person shall have the same rights to contribution as the Investor or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject to each case to the provisions of this
Section 4(c). Anything in this Section 4(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 4(c) is intended to supersede any right to contribution under the Securities Act, the Exchange Act or otherwise.

         5. MISCELLANEOUS.

         (A) REMEDIES. In the event of a breach by any party of its obligations under this Agreement, the other party, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Such rights shall be in addition to, and not in lieu of, the Investors' rights to receive the Damage Payment as specified in the Subscription Agreement.

         (B) AGREEMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, unless such amendment, modification or supplement is in writing and signed by the parties hereto.

         (C) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, or telecopied, initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 5(c).

         (i)  if to the Company:

                           Intelect Communications Systems Limited
                           Reid House, 31 Church Street
                           Hamilton, Bermuda
                           Attn:  Peter G. Leighton
                           Fax:  441/292-5560

         (ii) if to the Investors, to each investor and at such address as is listed for such Investor on Exhibit A hereto.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged, if telecopied.

         (D) REASONABLE COOPERATION OF THE INVESTOR. The Investors shall cooperate in all reasonable respects with the filing of the registration statement contemplated hereby. Without limiting the foregoing, each Investor shall furnish to the Company (or any regulatory authority) such written information and representations that the Company may reasonably request in order to facilitate any registration of the Registrable Securities hereunder.

         (E) SUCCESSORS AND ASSIGNS. This Agreement may be assigned by an Investor to any purchaser or transferee of the Debentures.

         (F) COUNTERPARTS. This Agreement may be executed by facsimile signature and in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (G) HEADINGS. The headings in this Agreement are for convenience of references only and shall not limit or otherwise affect the meaning hereof.

         (H) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of Bermuda without reference to its conflict of laws provisions.

         (I) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application hereof in any circumstance is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (J) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of this agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, concerning the registration rights granted by the Company pursuant to this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.


                                            INTELECT COMMUNICATIONS SYSTEMS
                                            LIMITED


                                            By:
                                                Peter G. Leighton, President
                                                --------------------------------

                                            INVESTORS

                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________


                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________


                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________


                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________


                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________


                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________


                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________


                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________


                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________


                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________

                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________


                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________


                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________


                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________


                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________

                                    Exhibit A

                    List of Names and Addresses of Investors